UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2012 (February 1, 2012)

               RURBAN FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Ohio	0-13507	34-1395608
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation or organization)	Number)	Identification No.)

401 Clinton Street, Defiance, Ohio 43512
(Address of principal executive offices) (Zip Code)

(419) 783-8950
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 1, 2012, Rurban Financial Corp. (the “Company”) issued a news release reporting financial results for the fiscal year and fourth quarter ended December 31, 2011. A copy of the February 1, 2012 news release is furnished as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(a) Not Applicable

(b) Not Applicable

(c) Not Applicable

(d) Exhibits

Exhibit No.	Description

99.1	News release issued by Rurban Financial Corp. on February 1, 2012, reporting financial results for the fiscal year and fourth quarter ended December 31, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RURBAN FINANCIAL CORP.

Dated: February 2, 2012	By:	/s/ Anthony V. Cosentino
Anthony V. Cosentino
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Current Report on Form 8-K

Dated February 2, 2012

Rurban Financial Corp.

Exhibit No.	Description

99.1	News release issued by Rurban Financial Corp. on February 1, 2012, reporting financial results for the fiscal year and fourth quarter ended December 31, 2011

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